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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 16, 2008
                        (Date of earliest event reported)


                                CLEARFIELD, INC.
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                 (State of other jurisdiction of incorporation)

                0-16106                               41-1347235
         (Commission File No.)            (IRS Employer Identification No.)



             5480 Nathan Lane North, Suite 120 , Plymouth, MN 55442
               (Address of principal executive offices) (Zip Code)


                                 (763) 476-6866
               Registrant's telephone number, including area code:


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425).

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12).

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on December 16, 2008, Clearfield, Inc. (the "Company"), entered into employment agreements with Cheri B. Podzimek and Johnny Hill. The employment agreements are filed as Exhibits hereto.

The employment agreements provide for Ms. Podzimek to serve as the Chief Executive Officer and President of the Company and Mr. Hill to serve as the Chief Operating Officer.

The employment agreements have an initial term of three years and provides for automatic one-year extensions thereafter, unless either party provides at least 60 days' notice of nonrenewal.

The employment agreement for Ms. Podzimek provides for:

         an annual base salary of $220,000, subject to increase in accordance with the Company's normal executive compensation practices;

         eligibility for an annual cash performance bonus, with an annual target bonus equal to 60% of her base salary, and a maximum annual bonus of 150% of her base salary, based on the satisfaction of performance goals established in accordance with the terms of such plan;

         participation in other incentive, savings and retirement plans applicable generally to the Company's senior executives; and

         medical and other group welfare plan coverage and fringe benefits provided to the Company's senior executives; and

         a one time payment of $2,000 as a sign on bonus as additional consideration for the executive's agreement to the terms and conditions of the non-compete covenants in the agreement.

The employment agreement for Mr. Hill provides for:

         an annual base salary of $170,000, subject to increase in accordance with the Company's normal executive compensation practices;

         eligibility for an annual cash performance bonus, with an annual target bonus equal to 40% of his base salary, and a maximum annual bonus of 150% of his base salary, based on the satisfaction of performance goals established in accordance with the terms of such plan;

         participation in other incentive, savings and retirement plans applicable generally to the Company's senior executives; and

         medical and other group welfare plan coverage and fringe benefits provided to the Company's senior executives; and

         a one time payment of $2,000 as a sign on bonus as additional consideration for the executive's agreement to the terms and conditions of the non-compete covenants in the agreement.

The employment agreement with Ms. Podzimek provides that if her employment is terminated by the Company without "cause" or by the executive for "good reason" prior to a "change in control" (each as defined in the employment agreement), or if the Company elects to not proceed with automatic renewal of the agreement, she will be entitled to the following severance payments and benefits, subject to her execution and non-revocation of a general release of claims, in addition to accrued salary and vacation at the time of termination:

         in two lump-sum payments, an amount equal to 200% of the sum of her then-current annual base salary plus average bonus over the prior three years,

         her prorated annual bonus for the year in which the termination occurs immediate vesting of any unvested stock options, incentive units, restricted stock and other equity awards granted under the Company's equity incentive plan; and
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         health benefits for the 12 months following the executive's termination of employment or until she is no longer eligible to participate, whichever is sooner.

      If a change in control (as defined in the employment agreement) occurs during the employment period, the Company shall pay to the executive a lump sum payment in the amount of the executive's base salary in effect on the date of the change in control. If the Executive's employment is terminated by the Company without cause or by the executive for good reason or without good reason within one (1) year after the effective date of the change in control, then the executive shall also be entitled to receive the payments and benefits outlined above. The employment agreement also provides that Ms. Podzimek or her estate will be entitled to certain severance benefits in the event of her death or disability.

The employment agreement with Mr. Hill provides that if his employment is terminated by the Company without "cause" or by the executive for "good reason" prior to a "change in control" (each as defined in the employment agreement), or if the Company elects to not proceed with automatic renewal of the agreement, he will be entitled to the following severance payments and benefits subject to his execution and non-revocation of a general release of claims, in addition to accrued salary and vacation at the time of termination:

         in two lump-sum payments, an amount equal to 200% of the sum of his then-current annual base salary plus average bonus over the prior three years,

         his prorated annual bonus for the year in which the termination occurs immediate vesting of any unvested stock options, incentive units, restricted stock and other equity awards granted under the Company's equity incentive plan; and

         health benefits for the 12 months following the executive's termination of employment or until she is no longer eligible to participate, whichever is sooner.

      If a change in control occurs during the employment period, the Company shall pay to the executive a lump sum payment in the amount of the executive's base salary in effect on the date of the change in control. If the executive's employment is terminated by the Company without cause or by the executive for good reason or without good reason within one (1) year after the effective date of the change in control, then the executive shall also be entitled to receive the payments and benefits outlined above.

The employment agreement also provides that Mr. Hill or his estate will be entitled to certain severance benefits in the event of his death or disability.

Item 9.01  Financial Statements and Exhibits.
(c) Exhibits
   ------------------------ ----------------------------------------
   Exhibit No.              Description
   ------------------------ ----------------------------------------
   10.26                    Employment Agreement with C. Podzimek
   ------------------------ ----------------------------------------
   10.27                    Employment Agreement with J. Hill
   ------------------------ ----------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CLEAFIELD, INC.

                                               /s/ Bruce G. Blackey
                                               ---------------------------------
                                               Bruce G. Blackey
                                               Chief Financial Officer

December 22, 2008